PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 4 – PROPERTY AND EQUIPMENT, NET

Property and equipment, net consists of the following:

	December 31,	December 31,
	2020	2019

Office Equipment and Fixtures	$90,094	$71,258
Software	18,374	17,242
Auto	47,004	44,110
Total Assets	155,472	132,610
Less accumulated depreciation	(89,769)	(62,456)
Net Assets	$65,703	$70,154

The Company sold its used auto to a third party in January 2019 and received proceeds of $3,330. The cost of $32,497 and accumulated depreciation of $30,872 were derecognized from the balance sheet. The Company recognized a gain of $1,705 from the sale for the year ended December 31, 2019.

For the years ended December 31, 2020, 2019, and 2018, depreciation expense was $21,996,  $15,180,  and $12,575, respectively.